SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



      Date of Report (Date of earliest event reported): September 25, 2001


                                   TCPI, INC.
             (Exact name of registrant as specified in its charter)


        Florida                       0-25406                65-0308922
-------------------------             -------                ----------
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation              File Number)            Identification No.)


      3333 S.W. 15th Street
       Pompano Beach, Florida                                    33069
      -----------------------                                    -----
(Address of principal executive offices)                       (Zip code)


        Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 6.  Resignation of Registrant's Directors

As previously reported, the Registrant filed a voluntary bankruptcy petition in the United States Bankruptcy Court, Southern District of Florida, Fort Lauderdale Division, Case No. 01-24937-BKC-RBR, on the 3rd day of July, 2001. In an effort to conserve cash, the Registrant has decided to no longer maintain directors and officers liability insurance. As a result the following directors have resigned from the Registrant's Board of Directors: Martin Gurkin, Clayton Rautbord and Dr. Stanley Reimer.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 1, 2001                              TCPI, INC.




                                        By: /s/ Walter V. Usinowicz, Jr.
                                            ------------------------------------
                                            Walter V. Usinowicz, Jr.
                                            Vice President of Finance and
                                            Chief Financial Officer
                                            (Chief Accounting Officer)